                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2005

                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                              001-12522              13-3714474
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(State or other jurisdiction             (Commission         (IRS Employer
 of incorporation)                       File Number)        Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                   12701
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    (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / / Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     / / Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     / /  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     / /  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            ------------------------------------------

     On March 3, 2005,  Empire  Resorts,  Inc. (the  "Company" ) entered into an
Agreement and Plan of Merger and  Contribution by and among the Company,  Empire
Resorts  Holdings,  Inc.  ("Newco"),  Empire Resorts Sub, Inc.  ("Merger  Sub"),
Concord Associates Limited  Partnership,  and Sullivan Resorts, LLC (the "Merger
Agreement").  The Merger Agreement amends,  restates and supersedes the November
12, 2004  letter  agreement  between the  Company,  Concord  Associates  Limited
Partnership and Sullivan  Resorts,  LLC regarding the acquisition by the Company of certain real estate assets,  including the Concord and Grossinger's  resorts, which are located in the Catskills region of New York (the "Letter  Agreement").
The acquisition is expected to allow the Company to obtain additional casino and hotel  development  sites,  totaling over 1,200 acres of land which also include the Monster, International, Challenger and Grossinger's golf courses.

     The  Merger   Agreement   provides  for  the  closing  of  the  transaction
immediately after satisfaction of certain conditions,  including the approval of the  transaction  by the  Company's  shareholders  and any  required  consent of holders of the Company's  convertible  senior notes is obtained.  A condition in the prior Letter  Agreement that land  designated for Native  American gaming at the Monticello  Raceway or the Concord Resort first be transferred to the United
States to be held in trust for a Native American Nation has been waived.

     The transaction contemplated by the Merger Agreement is intended to qualify as a tax-free  exchange pursuant to ss.351 of the Internal Revenue Code of 1986, as amended. Prior to executing the Merger Agreement,  the Company formed two new subsidiaries,  Newco and  Merger  Sub.  Merger  Sub will merge with and into the
Company,  with the Company  being the surviving  corporation.  Each share of the
Company's common stock will be converted into an equal number of shares of Newco common  stock and each share of Merger Sub will  convert into an equal number of shares of the Company's  common stock. As a result,  upon  consummation of these transactions,  Newco will be owned by the Company's former public  stockholders, the Company will become a wholly owned  subsidiary  of Newco and Merger Sub will be dissolved through merger.  As consideration  for the acquisition,  18 million common shares of Newco will be issued to Concord Associates Limited  Partnership and Sullivan Resorts, LLC, representing approximately 40% of the total number of issued and  outstanding  common  shares of the Company  after the closing,  on a fully diluted basis and the assumption of related debt.

     The  foregoing  summary  of the  Merger  Agreement  does not  purport to be complete  and is subject to and  qualified  in its  entirety by reference to the actual text of such agreement, a copy of which is attached hereto as EXHIBIT 2.1 and incorporated herein by reference.

     In connection with the execution of the Merger  Agreement,  the Company and
Concord Associates  Limited  Partnership also entered into certain amendments to the option agreement, dated November 12, 2004, by and among Empire Resorts, Inc.
and Concord Associates Limited  Partnership,  dated as of March 3, 2005, and the form of voting agreement by and between Concord Associates  Limited  Partnership and  certain of the  Company's  shareholders  holding  approximately  40% in the aggregate of the Company's common stock,  copies of which are attached hereto as
EXHIBIT  10.1  and  EXHIBIT  10.2,  respectively,  and  incorporated  herein  by reference.

Item 8.01.  OTHER EVENTS.
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     On March 4, 2005,  the Company issued a press release  announcing  that the
Company entered into the Merger Agreement. For additional information, reference is made to the press release attached hereto as EXHIBIT 99.1.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)         Exhibits

            EXHIBIT NO.             EXHIBITS
            -----------             --------

               2.1          Agreement and Plan of Merger and Contribution, dated
                            as of March 3, 2005,  by and among  Empire  Resorts,
                            Inc., Empire Resorts Holdings,  Inc., Empire Resorts
                            Sub, Inc., Concord  Associates Limited  Partnership,
                            and Sullivan Resorts, LLC (filed without exhibits or
                            schedules,  all of which are available upon request,
                            without cost).

              10.1          Amendment No. 1 to Option Agreement,  dated November
                            12,  2004,  by and among  Empire  Resorts,  Inc. and
                            Concord Associates Limited Partnership,  dated as of
                            March 3. 2005.

              10.2          Form of Amendment No. 1 to Voting Agreement,  by and
                            between Concord Associates  Limited  Partnership and
                            Stockholder.

              99.1          Press release of Empire Resorts, Inc. dated March 4,
                            2005.

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              EMPIRE RESORTS, INC.

Dated: March 8, 2005                          By: /s/ Scott A. Kaniewski
                                                 -------------------------------
                                                 Name: Scott A. Kaniewski
                                                 Title: Chief Financial Officer